UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report: June 18, 2019
(Date of earliest event reported)

AVANOS MEDICAL, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-36440	46-4987888
(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. Employer Identification No.)

5405 Windward Parkway Suite 100 South Alpharetta, Georgia		30004
(Address of principal executive offices)		(Zip code)
Registrant’s telephone number, including area code: (844) 428-2667

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of exchange on which registered
Common Stock - $0.01 Par Value	AVNS	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.05    Costs Associated with Exit and Disposal Activities
On December 14, 2017, the Board of Directors of Avanos Medical, Inc. (the “Company”) approved the first phase of a multi-year, multi-phase restructuring plan (the “Plan”). As was described in the Company’s Current Report on Form 8-K filed on December 20, 2017, the Plan was developed in conjunction with the Company’s previously announced divestiture of its Surgical and Infection Prevention (“S&IP”) business to Owens & Minor, Inc. On March 15, 2018, the second phase of the Plan was approved. This second phase relates to the restructuring of the Company’s IT system, as was described in the Company’s Current Report on Form 8-K filed on March 20, 2018.
On June 18, 2019, the third and final phase of the Plan was approved. This third phase relates to optimizing the Company’s procurement, manufacturing, and supply chain operations (the “Cost Transformation”). The Company expects to incur between $11 million and $13 million to execute the Cost Transformation, primarily consulting and other expenses that will be expensed as incurred. The Company also expects to spend between $8 million to $12 million of incremental capital through 2021 in support of the Cost Transformation. The Company expects to complete the Cost Transformation by the end of 2021. Once completed, the Company expects annualized savings from the Cost Transformation of between $19 million and $24.
When the three phases of the Plan are completed, the Company expects annualized savings of between $30 million to $40 million versus 2018. The phasing of these savings is expected to be $7 million to $10 million in 2019, $12 million to $16 million in 2020, and $11 million to $14 million in 2021.
Note Regarding Forward Looking Statements
This Current Report on Form 8-K contains “forward-looking statements” within the meaning of the federal securities laws that are intended to qualify for the Safe Harbor from liability established by the Private Securities Litigation Reform Act of 1995. “Forward-looking statements” generally can be identified by the use of forward-looking terminology such as “expect,” “anticipate” (or the negative or other derivatives of each of these terms) or similar terminology. The “forward-looking statements” include statements regarding the expected costs required to implement and support the Cost Transformation, the timing for completion of the Cost Transformation, and the amount and timing of cost savings from the Plan. These statements represent the Company’s expectations and beliefs and involve a number of known and unknown risks, uncertainties and other factors that may cause actual results to differ materially from those expressed or implied by such forward-looking statements. These factors include, among others, the ability to implement the Plan on the expected schedule, for the expected cost, and with the expected operational and financial results, and other risks set forth in Item 1A. Risk Factors in the Company's Annual Report on Form 10-K for the year ended December 31, 2018. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this Current Report on Form 8-K. Except to the extent required by applicable law, the Company undertakes no obligation to update any forward-looking statement contained in this Current Report on Form 8-K, whether as a result of new information, future events, or otherwise.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AVANOS MEDICAL, INC.

Date:	June 18, 2019	By:	/s/ S. Ross Mansbach
S. Ross Mansbach Vice President, Deputy General Counsel and Corporate Secretary